EXHIBIT 10.13

AMENDMENT TO BY-PRODUCTS MARKETING AGREEMENT

     AMENDMENT TO BY-PRODUCTS MARKETING AGREEMENT (“Amendment”), dated July 6, 2004, by and among CONAGRA TRADE GROUP PTY LTD, CONAGRA TRADE GROUP, INC. and AUSTRALIA MEAT HOLDINGS PTY LIMITED.

RECITALS:

     WHEREAS, the parties hereto are parties to that certain By-Products Marketing Agreement dated October 8, 2003 (the “Agreement”);

     WHEREAS, the parties desire to amend the Agreement to extend its Term.

AGREEMENT:

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Term and Termination. Clause 2.1 of the Agreement is hereby amended by replacing Clause 2.1 with the following:

     “2.1 Term

This Agreement commences on the Commencement Date and expires on 31 May 2009 (the “Term”). However the Term shall automatically extend for additional one (1) year periods thereafter unless any party gives written notice to the other parties at least ninety (90) days prior to the then scheduled end of the Term that it desires the Term not be extended.”

2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement, except that the definition of “Term” in clause 1.1 of the Agreement is replaced with the following:

“Term means the term of this Agreement in clause 2 as extended from time to time in accordance with clause 2.”

3. Effect on Agreement. Except as specifically amended hereby, all terms, provisions and conditions of the Agreement shall remain in full force and effect. To the extent the terms of the Agreement are inconsistent with the terms set forth in this Amendment, this Amendment shall control and the terms of the Agreement shall be deemed amended mutatis mutandis to reflect this Amendment.

4. Amendments. This Amendment shall not be amended except in a writing signed by all the parties hereto.

5. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts. All counterparts together will be taken to constitute one instrument.

6. Governing Law. This Amendment is governed by the laws of Queensland.

Executed in Omaha, Nebraska U.S.A.

Executed by ConAgra Trade Group Pty Ltd:

/s/ GREGORY A. HECKMAN	/s/ JAY D. BOLDING

Director Signature	Director/Secretary Signature

Gregory A. Heckman	Jay D. Bolding

Print Name	Print Name

Executed in Omaha, Nebraska U.S.A.

Executed by ConAgra Trade Group, Inc.:

/s/ DEBRA L. KEITH	/s/ JOHN F. GEHRING

Director Signature	Director/Secretary Signature

Debra L. Keith	John F. Gehring

Print Name	Print Name

Executed in Ipswich, Queensland, Australia

Executed by Australia Meat Holdings Pty Limited:

/s/ PETER WHITE	/s/ KEN FLANDERS

Director Signature	Secretary Signature

Peter White	Ken Flanders

Print Name	Print Name

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